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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Columbia Technology Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

COLUMBIA FUNDS MANAGEMENT COMPANY
1300 S.W. Sixth Avenue
Portland, Oregon 97201

July 5, 2002

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

        Transmitted herewith for filing pursuant to Rule 14a-6 (h) through the EDGAR system are revised proxy materials, including the Proxy ballot, for use in connection with the Special meetings of shareholders to be held by the following Columbia Funds:

File Nos.
Columbia Balanced Fund, Inc.	33-41401/811-6338
Columbia Common Stock Fund, Inc.	33-41400/811-6341
Columbia Daily Income Company	2-51727/811-2507
Columbia Fixed Income Securities Fund, Inc.	2-79750/811-3581
Columbia Growth Fund, Inc.	2-25785/811-1449
Columbia High Yield Fund, Inc.	33-65478/811-7834
Columbia International Stock Fund, Inc.	33-48994/811-7024
Columbia Municipal Bond Fund, Inc.	2-89785/811-3983
Columbia Real Estate Equity Fund, Inc.	33-73540/811-8256
Columbia Special Fund, Inc.	2-99207/811-4362
Columbia Small Cap Fund, Inc.	333-5863/811-7671
Columbia Short Term Bond Fund, Inc.	33-8843/811-4842
Columbia Strategic Value Fund, Inc.	333-47058/811-10161
Columbia Technology Fund, Inc.	333-47048/811-10159
Columbia National Municipal Bond Fund, Inc.	33-65474/811-7832

        This material was mailed to their shareholders on or about July 3, 2002. If you have any questions or comments regarding this filing, please contact me at (503) 795-6397.

Sincerely,
MARK A. WENTZIEN
Mark A. Wentzien Vice President—Legal

THIS IS YOUR BALLOT	YOUR VOTE IS IMPORTANT

COLUMBIA FUNDS
Vote your Proxy on the PHONE, by FACSIMILE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous—24 hours a day.
It's Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 or go to website: https://vote.proxy-direct.com
3. Enter your 14 digit Control Number from this Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone, facsimile or Internet.
Questions? Call Columbia Funds 1-800-547-1707

If you have multiple accounts with the same registration (name, address and SSN), they may be consolidated on one ballot. Below are the funds you own in the account(s) represented on this ballot.

FUND	FUND	FUND
Common Stock	Growth	International Stock
Special	Small Cap	Real Estate Equity
Balanced	Daily Income Company	Short Term Bond
Fixed Income Securities	Oregon Muni Bond	High Yield
National Muni Bond	Technology	Strategic Value Fund

THIS IS YOUR BALLOT	YOUR VOTE IS IMPORTANT

COLUMBIA FUNDS

Joint Proxy for the Special Meeting of Shareholders to be held July 31, 2002

Please use this ballot to vote on the proposed changes to the Funds, as described in the enclosed proxy statement. In signing below, you appoint either Jeff B. Curtis or Mark A. Wentzien as proxies, with power of substitution, to represent and to vote, at the Special Meeting of Shareholders of the Funds, on July 31, 2002 at 10:00 a.m., and at any adjournments thereof, all shares you own of each of the Funds, which you would be entitled to vote if you were represented in person. If you have questions, please call us toll-free at 1-800-547-1707.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, when you return this proxy, it will be voted "FOR" the proposals.

Vote via the internet: Vote via the telephone: Vote via the facsimile:	https://vote.proxy-direct.com 1-800-597-7836 1-888-796-9932
CONTROL NUMBER:

Note: Please sign exactly as your name appears on this proxy card. If you are a joint owner, please ensure that each owner signs this ballot. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.

Signature

Signature (if held jointly)

Date

This proxy is solicited on behalf of the Boards of Directors of the Funds. The Funds' Boards of Directors recommend that you vote IN FAVOR of each Proposal.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

1.	Election of Directors: To elect five directors to each of the Funds:
	01. 04.	J. Jerry Inskeep, Jr. Richard L. Woolworth	02. 05.	James C. George Charles R. Nelson	03.	Patrick J. Simpson	FOR ALL ☐	WITHHOLD ALL ☐	EXCEPT FOR ☐

To withhold authority to vote for any nominee(s), mark "For All Except" and write the nominee number(s) on the line provided.

☐	To vote FOR all Proposals below for each Fund, mark this box. (No other vote is necessary.)
☐	To vote AGAINST all Proposals below for each Fund, mark this box. (No other vote is necessary.)
☐	To ABSTAIN with respect to all Proposals below for each Fund, mark this box. (No other vote is necessary.)

2.	Restatement of Articles of Incorporation. To approve a restatement of the Articles of Incorporation of each fund, including an amendment allowing the issuance of multiple classes of shares.

☐ to vote all Funds FOR;	☐ to vote all Funds AGAINST;	☐ to ABSTAIN votes for all Funds;	or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Common Stock	☐	☐	☐	Growth	☐	☐	☐	International Stock	☐	☐	☐
Special	☐	☐	☐	Small Cap	☐	☐	☐	Real Estate Equity	☐	☐	☐
Balanced	☐	☐	☐	Daily Income Company	☐	☐	☐	Short Term Bond	☐	☐	☐
Fixed Income Securities	☐	☐	☐	Oregon Muni Bond	☐	☐	☐	High Yield	☐	☐	☐
National Muni Bond	☐	☐	☐	Technology	☐	☐	☐	Strategic Value	☐	☐	☐

3a.	To modify the investment restriction regarding securities lending.

☐ to vote all Funds FOR;	☐ to vote all Funds AGAINST;	☐ to ABSTAIN votes for all Funds;	or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Common Stock	☐	☐	☐	Growth	☐	☐	☐	International Stock	☐	☐	☐
Special	☐	☐	☐	Small Cap	☐	☐	☐	Real Estate Equity	☐	☐	☐
Balanced	☐	☐	☐	Daily Income Company	☐	☐	☐	Short Term Bond	☐	☐	☐
Fixed Income Securities	☐	☐	☐	Oregon Muni Bond	☐	☐	☐	High Yield	☐	☐	☐
National Muni Bond	☐	☐	☐	Technology	☐	☐	☐	Strategic Value	☐	☐	☐

3b.	To modify and reclassify the investment restriction regarding investments in restricted and illiquid securities.

☐ to vote all Funds FOR;	☐ to vote all Funds AGAINST;	☐ to ABSTAIN votes for all Funds;	or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Common Stock	☐	☐	☐	Growth	☐	☐	☐	International Stock	☐	☐	☐
Special	☐	☐	☐	Small Cap	☐	☐	☐	Real Estate Equity	☐	☐	☐
Balanced	☐	☐	☐	Daily Income Company	☐	☐	☐	Short Term Bond	☐	☐	☐
Fixed Income Securities	☐	☐	☐	High Yield	☐	☐	☐	Technology	☐	☐	☐
Strategic Value	☐	☐	☐

3c.	To eliminate the investment restriction regarding the purchase of securities of other investment companies.

☐ to vote all Funds FOR;	☐ to vote all Funds AGAINST;	☐ to ABSTAIN votes for all Funds;	or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Common Stock	☐	☐	☐	Growth	☐	☐	☐	International Stock	☐	☐	☐
Special	☐	☐	☐	Small Cap	☐	☐	☐	Real Estate Equity	☐	☐	☐
Balanced	☐	☐	☐	Daily Income Company	☐	☐	☐	Short Term Bond	☐	☐	☐
Fixed Income Securities	☐	☐	☐	Oregon Muni Bond	☐	☐	☐	High Yield	☐	☐	☐
National Muni Bond	☐	☐	☐	Technology	☐	☐	☐	Strategic Value	☐	☐	☐

3d.	To reclassify certain fundamental investment restrictions as non-fundamental.

	FOR	AGAINST	ABSTAIN
Daily Income Company	☐	☐	☐

3e.	To eliminate the investment restriction on investing more than 5% of a Fund's assets in securities of any one issuer.

	FOR	AGAINST	ABSTAIN
Growth	☐	☐	☐

4.	Independent Accountants. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds.

☐ to vote all Funds FOR;	☐ to vote all Funds AGAINST;	☐ to ABSTAIN votes for all Funds;	or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Common Stock	☐	☐	☐	Growth	☐	☐	☐	International Stock	☐	☐	☐
Special	☐	☐	☐	Small Cap	☐	☐	☐	Real Estate Equity	☐	☐	☐
Balanced	☐	☐	☐	Daily Income Company	☐	☐	☐	Short Term Bond	☐	☐	☐
Fixed Income Securities	☐	☐	☐	Oregon Muni Bond	☐	☐	☐	High Yield	☐	☐	☐
National Muni Bond	☐	☐	☐	Technology	☐	☐	☐	Strategic Value	☐	☐	☐

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Joint Proxy for the Special Meeting of Shareholders to be held July 31, 2002